SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION RELATED TO LEASES (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019	Jan. 02, 2019
Leases
Operating lease ROU assets	$ 877,400	$ 873,800	$ 1,132,700	$ 474,200
Total ROU Liabilities	852,900	841,700	1,115,500	$ 474,200
Property and equipment, at cost		1,411,100	983,400
Accumulated depreciation		140,400	250,500
Property and equipment, net		1,270,700	732,900
Total Finance lease liabilities	$ 759,100	$ 999,400	$ 520,700